IGNITING THE EMBERS OF HOPE

SMALL MOLECULE IMMUNOTHERAPIES

ROSE BENGAL MEDICAL SCIENCE

2025 ANNUAL STOCKHOLDER MEETING

provectus biopharmaceuticals

OTCQB: PVCT

FORWARD-LOOKING STATEMENTS

The information in this presentation may include "forward-looking statements" within the meaning of U.S. federal securities legislation and relating to the business of Provectus Biopharmaceuticals, Inc. and its affiliates (Provectus or the Company) that are based on the opinions and estimates of Company management and are subject to a variety of risks, uncertainties, and other factors, which could cause actual events or results to differ materially from those projected in these forward-looking statements.

Forward-looking statements are often, but not always, identified using words such as "seek," "anticipate," "budget," "plan," "continue," "estimate," "expect," "forecast," "may," "will," "project," "predict," "potential," "targeting," "intend," "could," "might," "should," "believe," and similar words suggesting future outcomes or statements regarding an outlook.

The safety, efficacy, and durability of agents and/or uses under investigation by Provectus have not been established. There is no guarantee these agents will receive health authority approval or become commercially available in any country or such agents as products will achieve any revenue levels.

Due to the risks, uncertainties, and assumptions inherent in forward-looking statements, readers should not place undue reliance on them. Forward-looking statements contained in this presentation are made as of the date hereof or as of the date specifically specified herein.

The Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except in accordance with applicable federal securities laws. Forward-looking statements are expressly qualified by this cautionary statement.

Risks, uncertainties, and assumptions include those discussed in the Company's filings with the U.S. Securities and Exchange Commission, including those described in Item 1A of Provectus's:

- Annual Report on Form 10-K for the period ended December 31, 2024, and
- Quarterly Report on Form 10-Q for the period ended March 31, 2025.

2024 ANNUAL STOCKHOLDER MEETING AGENDA

Part 1: Meeting Activities	Part 2: Company Update
1. Welcome	A. Opening Remarks
2. Introductions	B. Presentation, *Rose Bengal Sodium: Systems-Aware Medicines*
3. Preliminary Matters	C. Q&A Session
4. Order of Business	D. Closing Comments
5. Other Business	
6. Report of the Inspector of the Election	
7. Conclusion of the Annual Meeting	

PART I:

STOCKHOLDER MEETING ACTIVITIES

MEETING ACTIVITIES

1. Welcome
2. Introductions
3. Preliminary Matters
   - Inspector of the Election
   - Record Date
   - Shares Entitled to Notice and Vote
   - Quorum
   - Reading of the Notice of the Annual Meeting, Affidavit of Mailing, and Minutes
   - Stockholders' Proxies
   - Stockholders' Ballots
4. Order of Business

   Proposal #1: To elect four directors to serve on our Board of Directors

   Proposal #2: To conduct an advisory vote to approve the compensation of our named executive officers

   Proposal #3: To ratify the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for 2025

   Proposal #4: To authorize our Board to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split

   Proposal #5: To authorize our Board, if and only if Proposal #4 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of authorized shares of our common stock and preferred stock by the same reverse stock split ratio determined by our Board

5. Other Business
6. Report of the Inspector of the Election
7. Conclusion of the Annual Meeting

PART II:
COMPANY UPDATE

provectus biopharmaceuticals

OPENING REMARKS

ED PERSHING, CPA, CHAIRMAN & CHIEF EXECUTIVE OFFICER

PRESENTATION

ROSE BENGAL SODIUM: SYSTEMS-AWARE MEDICINES

DOMINIC RODRIGUES, VICE CHAIRMAN & PRESIDENT

provectus
biopharmaceuticals

THE ROSE BENGAL SODIUM (RBS) MOLECULE



Cl
Cl
Cl
Na+
O-
Cl
O
I
I
Na+
O
O
O-
I
I

A Singularly Distinctive Molecule

CLINICAL-STAGE INTRATUMORAL PV-10
INJECTABLE SOLID TUMOR CANCERS

Co-lead indication: Pre-operative penile squamous cell carcinoma (penile SCC)

- Single agent: Intratumoral PV-10
- Rationale
  1. In-transit melanoma history & experience
  2. Pharma business development experiences
  3. TGA experience
  4. Single agent study design for penile SCC
  5. Predictive of other indication potential

Co-lead indication: FOLFIRNOX-refractory pancreatic ductal adenocarcinoma metastatic to the liver

- Combination therapy: Intratumoral PV-10 + systemic gemcitabine+nab-paclitaxel (GEM-PAC) versus GEM-PAC

AI-ASSISTED CANCER REVIEW

- Hypothesis
- Methodology
- Conclusion
- Confidence level

Summary: Provectus's pharmaceutical-grade Rose Bengal Sodium drug substance and API is best understood not as a traditional drug, but as a biological re-programmer that may potentially activate both death and defense in the tumor setting. The molecule may trigger intrinsic, immunologically meaningful cell death while potentially awakening systemic immune machinery. Its potential versatility, safety, and reproducibility across models and modalities offer compelling evidence for its potential widespread use for the oral treatment of solid tumor and blood cancers.

PIPELINE UPDATES

- VisiRose: Clinical-stage topical PV-305
- Dermatology: Clinical-stage topical PH-10
- Wound healing (preclinical research): Clinical-stage topical PH-10
- Oral PV-10 (preclinical research): Clinical-stage PV-10
- Proprietary targets

CONCLUDING REMARKS

- Systems-aware medicines
- The potential total addressable market for Provectus's RBS drug platform

2024-2025 PRESENTATIONS, PUBLICATIONS, PATENTS & OTHER ACHIEVEMENTS*

1. August 2024. Awarded a patent (12,064,507) by the United States Patent and Trademark Office (USPTO) titled *Composition and method for oral treatment of leukemia*

2. December. Launched VisiRose, Inc. ("VisiRose"), Provectus's first Founded Entity and a new clinical-stage biotechnology company focused on commercializing rose bengal photodynamic antimicrobial therapy for the treatment of infectious keratitis and other serious eye infections using a formulation of PV-10 (i.e., PV-305)

3. January 2025. Announced seed financing for VisiRose

4. March: Data from a clinical trial were published in the British Journal of Cancer titled *A phase 1 study to assess the safety, tolerability and effectiveness of PV-10 (Rose Bengal Sodium) in neuroendocrine tumours metastatic to the liver*

5. April: Manufactured new lots of PV-10 and PV-305

* Since the 2024 Annual Stockholder Meeting.

Q&A SESSION

BOARD OF DIRECTORS

WEBSTER BAILEY ● JACK LACEY, MD ● ED PERSHING ● DOMINIC RODRIGUES

provectus
biopharmaceuticals

CLOSING COMMENTS

ED PERSHING, CHAIRMAN & CHIEF EXECUTIVE OFFICER

provectus biopharmaceuticals

CAPITAL MARKETS SNAPSHOT

Ticker	**PVCT**
Exchange	**OTCQB**
Sector	**Biotechnology**
Market Cap	**$31.02 million[1]**
52-Week Range	**$0.0450 - $0.1600[1]**
Shares Outstanding	**420.28 million[1]**

Mailing Address

Provectus Biopharmaceuticals, Inc.
800 S. Gay St., Suite 1610
Knoxville, TN 37929 USA

+1 (866) 594-5999 / Fax: +1 (866) 998-0005

Investor Relations

investorrelations@pvct.com
+1 (866) 594-5999 x1

Media Relations

mediarelations@pvct.com
+1 (866) 594-5999 x4

Transfer Agent
(e.g., stockholder records, transfers, changes of address, etc.)

Broadridge Corporate Issuer Solutions, Inc.,
P.O. Box 1342, Brentwood, NY 11717 USA
shareholder@broadridge.com
+1 (800) 733-1121 / Fax: +1 (215) 553-5402

1. As of June 16, 2025.

WHY INVEST IN PROVECTUS



Committed to developing safe, effective, accessible and affordable immunotherapy drugs for those afflicted with cancer and other diseases

Corporate principles of cure, accessibility, accountability, fiscal responsibility, and shareholder value

Clinical trials demonstrating viability of lead cancer immunotherapy candidate PV-10

Open-source network of physician-researchers, scientists, and major medical institutions to alleviate high R&D fixed costs

Highly experienced & passionate management focused on principled culture building, decision-making, and business strategy execution

OTCQB: PVCT

www.ProvectusBio.com

info@provectus.com